UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 11, 2021

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02Results of Operations and Financial Condition.

On February 11, 2021, The Chemours Company (the “Company”) issued a press release regarding its fourth quarter and full year 2020 financial results. A copy of the press release is furnished hereto as Exhibit 99.1.

The information furnished with this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it will not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2021, the Company issued a press release, announcing that E. Bryan Snell, who serves as the Company’s President, Titanium Technologies, will retire from the Company. The retirement will become effective after the completion of a transition period which has yet to be determined. Effective March 1, 2021, Edwin (Ed) Sparks will become President, Titanium Technologies. Mr. Sparks will also continue as President of the Chemical Solutions business, which he has led since 2018.

A copy of the press release is furnished hereto as Exhibit 99.2.

Item 8.01Other Events.

On February 11, 2021, the Company issued a press release, announcing leadership appointments resulting from its fourth quarter change in segment reporting structure. The change results in the bifurcation of the Company’s former Fluoroproducts segment into two standalone reportable segments: Thermal & Specialized Solutions (formerly Fluorochemicals) and Advanced Performance Materials (formerly Fluoropolymers). Effective March 1, 2021, Alisha Bellezza will become President, Thermal & Specialized Solutions, and Denise Dignam will become President, Advanced Performance Materials. At that time, Ed Sparks, who currently serves as our President, Fluoroproducts, will assume his newly appointed position as President, Titanium Technologies, as disclosed under Item 5.02 immediately above.

A copy of the press release is furnished hereto as Exhibit 99.2.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

99.1Press release (earnings) dated February 11, 2021.

99.2Press release (leadership) dated February 11, 2021.

104 The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Sameer Ralhan
Sameer Ralhan
Senior Vice President, Chief Financial Officer

Date:	February 11, 2021